SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 14, 2022

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 3.03 Material Modification to Rights of Security Holders.

On December 14, 2022, Zion Oil & Gas, Inc. (the “Company”) executed an Amendment to certain Warrant Agent Agreements (the “Agreements”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company with offices at 6201 15th Avenue, Brooklyn, NY 11219 (“AST”).  The Company has implemented Agreements with AST as the Company’s Warrant Agent (the “Warrant Agent”), under a Warrant Agent Agreement dated August 1, 2014 for the Warrant ZNWAA [trading under the symbol ZNOGW] and under a Warrant Agent Agreement dated October 12, 2017 for the Warrant ZNWAG.

The Warrant ZNWAA [trading under the symbol ZNOGW] has an expiration date of January 31, 2023 and Warrant ZNWAG has an expiration date of January 8, 2023.

Pursuant to Section 3.2 of the Warrant Agent Agreements, the Company in its sole discretion extended the duration of the above Warrants by delaying the Expiration Dates and such extension shall be identical in duration among all of the Warrants. The Company is extending the duration of the Warrant ZNWAA [trading under the symbol ZNOGW] by one (1) year from the expiration date of January 31, 2023 to January 31, 2024. The Company is extending the duration of the Warrant ZNWAG by one (1) year from the expiration date of January 8, 2023 to January 8, 2024.

Pursuant to Section 3.1, the Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date, provided that any such reduction shall be identical among all of the Warrants. The Company in its sole discretion hereby reduces the exercise price from $1.00 to $0.25 of the Warrant ZNWAG.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Amendment to Warrant Agent Agreements effective December 14, 2022 between Zion Oil & Gas, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil & Gas, Inc.

Date: December 14, 2022	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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